EXHIBIT 99.1
                                                                    ------------

FOR IMMEDIATE RELEASE
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July 17, 2003


FOR MORE INFORMATION CONTACT:
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John M. Lilly, Treasurer and Chief Financial Officer - (413) 747-1465


Nasdaq Symbol - WBKC


      WESTBANK CORPORATION REPORTS SECOND QUARTER EARNINGS OF $1.5 MILLION


West Springfield, Massachusetts - Westbank Corporation (Nasdaq: WBKC) today reported net income of $1,502,000 for the quarter ended June 30, 2003, representing $.33 per share (diluted). Included in the results of the quarter were gains on the sale of mortgages totaling $266,000.

Earnings for the second quarter of 2002 totaled $1,940,000 or $.45 per share (diluted), which included non-taxable life insurance proceeds of $579,000. Excluding life insurance proceeds for the quarter ended June 30, 2002, earnings would have been $1,361,000 or $.31 per share (diluted).

For the six months ended June 30, 2003, the Corporation's earnings totaled $3,008,000 or $.67 per share (diluted).

Donald R. Chase, President and Chief Executive Officer, said, "Historically low interest rates continue to drive loan demand. At the end of June, the Corporation's loan commitments totaled $76,000,000, while loan originations for the first six months of 2003 totaled over $100,000,000." During this same period, the Corporation securitized $26,000,000 in residential real estate loans and sold another $6,500,000 of real estate loans in the secondary mortgage market.

As of June 30, 2003, assets totaled $650,000,000, loans were at $451,000,000 and deposits totaled $537,000,000. For the quarter and six months ended June 30, 2003, net interest income totaled $5,349,000 and $10,865,000 respectively, while the net interest margin for the quarter and six-month periods was 3.56%.

At the end of the second quarter, non-performing assets totaled $1,461,000, representing .22% of total assets. During the quarter, the Corporation's provision for loan losses was $-0- and the allowance for loan losses totaled $5.1 million, representing 1.12% of total loans.

Operating expenses for the three- and six-month periods ended June 30, 2003 totaled $4.2 million and $8.4 million respectively, and compared favorably to similar levels during the same 2002 periods.

Stockholders' equity at June 30, 2003 totaled $44,207,000, representing a book value of $10.08, compared to $40,683,000 on June 30, 2002. The results of the quarter ended June 30, 2003 represented a return on average equity of .94%, while return on average assets totaled 13.90%.

Westbank Corporation is the holding company for Westbank, a Massachusetts commercial bank and trust company headquartered in West Springfield, Massachusetts, operating 17 banking offices in Massachusetts and Connecticut.

CONDENSED CONSOLIDATED BALANCE SHEETS
Westbank Corporation and Subsidiaries


June 30, (Unaudited)
(Dollar amounts in thousands)                           2003             2002
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ASSETS
Cash and due from banks
   Non-interest bearing                              $  20,036        $  18,120
   Interest bearing                                         83              863
Federal funds sold                                      24,922           18,787
Securities held to maturity                                317              564
Securities available for sale                          122,254          131,967
Loans                                                $ 456,593        $ 466,573
   (Less) Allowance for loan losses                      5,122            4,683
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Net Loans                                              451,471          461,890
Bank premises and equipment                              6,351            6,163
Other real estate owned - net                                0                0
Intangible assets                                        8,837            8,837
Other assets                                            15,567           14,351
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TOTAL ASSETS                                         $ 649,838        $ 661,542
================================================================================


Liabilities and Equity
Deposits
   Non-interest bearing                              $  72,688        $  76,107
   Interest bearing                                    464,595          461,522
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      Total Deposits                                   537,283          537,629
Funds borrowed                                          46,403           61,001
Other liabilities                                        4,945            5,229
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   Total Liabilities                                   588,631          603,859
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Mandatory redeemable preferred stock                    17,000           17,000
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Stockholders' Equity
   Common stock                                          9,047            8,632
   Additional paid in capital                           14,516           11,759
   Retained earnings                                    20,731           20,211
   Treasury stock                                       (1,917)          (1,737)
   Accumulated other comprehensive
      income (loss)                                      1,830            1,818
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      Total Stockholders' Equity                        44,207           40,683
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TOTAL LIABILITIES AND EQUITY                         $ 649,838        $ 661,542
================================================================================

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Westbank Corporation and Subsidiaries



June 30, (Unaudited)                                        Quarter Ended              Six Months Ended
(Dollar amounts in thousands, except per share data)      2003          2002 *         2003         2002 *
===========================================================================================================
Income:
   Interest and fees on loans                        $     7,281   $     7,988    $    14,914   $    16,057
   Interest on securities                                  1,598         2,189          3,267         4,560
   Interest on federal funds sold                             54            29            116            32
-----------------------------------------------------------------------------------------------------------
Total interest income                                      8,933        10,206         18,297        20,649
Interest expense                                           3,584         4,449          7,432         8,993
-----------------------------------------------------------------------------------------------------------
Net interest income                                        5,349         5,757         10,865        11,656
Provision for loan losses                                      0           433              0           733
-----------------------------------------------------------------------------------------------------------
Net interest income after provision                        5,349         5,324         10,865        10,923
-----------------------------------------------------------------------------------------------------------
Gain/(loss) on sale of securities
   available for sale                                          4             0            263          (277)
Gain/(loss) on sale of loans                                 266           (54)           266            73
Other non-interest income                                    744         1,391          1,478         2,274
-----------------------------------------------------------------------------------------------------------
Total non-interest income                                  1,014         1,337          2,007         2,070
-----------------------------------------------------------------------------------------------------------
Operating Expenses:
   Salaries and benefits                                   2,443         2,277          4,813         4,521
   Other operating expenses                                1,441         1,493          2,788         3,065
   Occupancy - net                                           365           396            810           770
-----------------------------------------------------------------------------------------------------------
Total operating expenses                                   4,249         4,166          8,411         8,356
-----------------------------------------------------------------------------------------------------------
Income before income taxes                                 2,114         2,495          4,461         4,637
Income taxes                                                 612           555          1,453         1,279
-----------------------------------------------------------------------------------------------------------
Net Income                                           $     1,502   $     1,940    $     3,008   $     3,358
===========================================================================================================


Earnings per share
       - Basic                                       $      0.34   $      0.46    $      0.69   $      0.79
       - Diluted                                     $      0.33   $      0.45    $      0.67   $      0.78
Weighted average shares outstanding
       - Basic                                         4,381,490     4,205,618      4,363,070     4,234,669
       - Diluted                                       4,537,056     4,328,437      4,514,585     4,334,465


* Net income for the quarter and six months ended June 30, 2002 has been restated to include the adoption of SFAS No. 147, "Acquisition of Certain Financial Institutions."